UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 5, 2006

ENERGY TRANSFER EQUITY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-32740	30-0108820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

2828 Woodside Street

Dallas, Texas 75204

(Address of principal executive offices, including zip code)

214-981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On September 5, 2006, Ray C. Davis, Co-Chairman of the Board of the general partner of Energy Transfer Equity, L.P. (“ETE”) will give a presentation regarding ETE and its subsidiary, Energy Transfer Partners, L.P. (“ETP”) at the CEO Energy/Power Conference presented by Lehman Brothers in New York City, New York. Mr. Davis’ presentation will include a description of ETE and ETP and their assets, and updated information on the status of previously announced expansion projects of ETP. A copy of Mr. Davis’ slide presentation is furnished as an exhibit to this report and will be available on the website of ETE and ETP at www.energytransfer.com.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibit is being furnished herewith:

Exhibit No.	Description

99.1	Slide presentation given by Mr. Davis on September 5, 2006, during the CEO Energy/Power Conference presented by Lehman Brothers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY TRANSFER EQUITY, L.P.

By:	LE GP, LLC, its general partner

By:	/s/ John W. McReynolds
John W. McReynolds,
President and Chief Financial Officer

Dated: September 5, 2006